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                                                                       EXHIBIT F

                               Security Agreement

       THIS Security Agreement (the "Security Agreement" or "Agreement") is entered into as of September 14, 1995 by and among THE ORIGINAL PASTA CO., a Texas corporation ("TOPC") and PASTA ACQUISITION CO., a Texas corporation ("PAC"), whose business addresses are 10777 Westheimer, Suite 1030, Houston, Texas 77041. (collectively PAC and TOPC are hereinafter referred to as the "Obligor" or the "Obligors") and GHULAM M. BOMBAYWALA, an individual residing in Fort Bend County, Texas with a business address of 10777 Westheimer, Suite 1030, Houston, Texas 77042, ("Secured Party"),

                                  WITNESSETH:

       WHEREAS, WATERMARC FOOD MANAGEMENT CO., a Texas corporation ("WAMA") is the owner of all of the issued and outstanding equity securities of PAC (the "Securities");

       WHEREAS, of even date herewith, WAMA, the Obligors and Secured Party have executed an Agreement and Plan of Merger (the "Merger Agreement") whereby TOPC Will be merged with and into PAC (the "Merger") and Secured Party, as the sole shareholder of TOPC, will receive (i) common stock of WAMA, and (ii) two promissory notes of PAC referred to in Section 2.02 of the Merger Agreement in the aggregate principal amount of $3,750,000.00 (the "Notes");

       WHEREAS, the Notes are to be secured by (i) certain restaurant assets of TOPC to be acquired by PAC in the Merger pursuant to this Security Agreement,
(ii) the unconditional, irrevocable and absolute guarantee of WAMA of the Notes pursuant to the Guaranty Agreement as of the date hereof between WAMA and Secured Party and (iii) the Security Agreement-Pledge between WAMA and Secured Party whereby WAMA is pledging the Securities as collateral for its Guaranty Agreement;

       WHEREAS, the parties to the Merger Agreement agreed to execute and deliver the Merger Agreement, the Notes, the Security Documents (as defined in Section 2.02 of the Merger Agreement) and certain other consideration to be delivered by each of the parties thereto into escrow, with such consideration and documents to be released on and as of the "Effective Date" as defined in the Merger Agreement; and

       WHEREAS, since the restaurant assets will be transferred by operation of law on the Effective Date of the Merger from TOPC to PAC, both TOPC and PAC are executing this Security Agreement in favor of Secured Party.,

       NOW, THEREFORE, in order to comply with the terms and conditions of the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors hereby agree with the Secured Party as follows:
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                                   SECTION 1.

       SECTION 1.01 TERMS DEFINED ABOVE. As used in this Security Agreement, the terms "Effective Date", "Merger", "Merger Agreement", "PAC", "Obligors", "Secured Party", "Securities", "Security Agreement", and "TOPC" will have the meanings indicated above.

       SECTION 1.02 SECURITY DOCUMENTS. As used in this Security Agreement, the term "Security Documents" will mean the Merger Agreement, the Notes, the Security Agreement-Pledge, this Security Agreement, the Guaranty Agreement and any other documents, instruments or agreements representing obligations of PAC and/or WAMA to Secured Party or intended to provide security to Secured Party in connection with the Merger and the Merger Agreement.

       SECTION 1.03 ASSIGNMENT AND GRANT OF SECURITY. The Obligors hereby assign and grant to the Secured Party a security interest in all of its right, title and interest in and to the following, whether now owned or hereafter acquired (the "Collateral"):

       (1) All assets of TOPC constituting equipment located at or used in connection with the operation of the ten (10) existing restaurants of TOPC at the first 10 locations listed in Schedule 4.13 to the Merger Agreement (collectively referred as "TOPC Restaurants") and all fixtures constituting a part of the TOPC Restaurants and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts, and accessions being the "Equipment");

       (2) All assets of TOPC constituting inventory or supplies of the TOPC Restaurants now owned or hereafter acquired by Obligor and used in connection with the TOPC Restaurants (any and all such inventory and supplies being the "Inventory");

       (3) All other assets, rights or interests of TOPC relating to, located on or used in connection with the operation of the TOPC Restaurants, whether tangible or intangible, now owned or hereinafter acquired, real or personal, including, but not limited to accounts, receivables, contract rights, chattel paper, licenses, cash, bank accounts, instruments, permits, deposits, conditional sales contracts and interests or rights under any real property or personal property leases; and

       (4) All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (1)-(3) of this Section 1.03), and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty, or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

       Notwithstanding anything in this Section 1.03 to the contrary, the Obligor is not granting Secured Party a security interest in the name, concept, trademark, service mark, logo, tradedress, design or proprietary recipes or products relating to the operation of the TOPC Restaurants under the name and concept "The Original Pasta Company" as it currently
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conducted or as it later develops which assets (the "Excluded Assets") are subject to a Service Mark License Agreement of even date herewith between Secured Party and PAC.

                                   SECTION 2.

                           SECURITY FOR OBLIGATIONS.

       This Agreement secures the payment of all obligations of Obligor under the Notes and the Security Documents (collectively the "Obligations").

                                   SECTION 3.

                           PERFORMANCE OF AGREEMENTS.

       Anything herein to the contrary notwithstanding, (1) Obligor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (2) the exercise by Secured Party of any rights hereunder shall not release Obligor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (3) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of Obligor thereunder or to take any action to collect or enforce any claim for payment or performance.

                                   SECTION 4.

                        REPRESENTATIONS AND WARRANTIES.

       To the extent the representations and warranties below address facts (pertaining to any of the Collateral or TOPC) existing prior to the Effective Date, such representations and warranties are made in reliance on the representations and warranties of the Secured Party in the Merger Agreement. Subject to the foregoing, Obligor represents and warrants as follows:

       (1) All of the Equipment and Inventory are located at the locations of the TOPC Restaurants listed in Schedule 4.13 to the Merger Agreement.

       (2)    Obligor is the legal and beneficial owner of the Collateral.

       (3) Obligor has exclusive possession and control of the Equipment and Inventory.

       (4) Subject to the consents described in Section 3.03 of the Merger Agreement, this Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest shall have been duly taken by the Effective Date.
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       (5)    Obligors are corporations duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of Texas, and have the corporate power and authority to own their assets and to transact their business as currently conducted.

       (6) The execution and performance by Obligors of this Agreement has been duly authorized by all necessary corporate action and does not and will not (a) subject to obtaining the consents referred to in Section 3.03 of the Merger Agreement, require any consent or approval of any third party; (b) contravene such corporation's charter or bylaws; (c) violate any provision of any law, rule, or regulation; or (d) subject to obtaining the consents referred to in Section 3.03 of the Merger Agreement, result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease, or instrument to which such corporation is a party or by which it or its properties may be bound or affected.

       (7) This Agreement is the legal, valid, and binding obligation of Obligors enforceable in accordance with its respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or equitable principles.

       (8) Except for the consents set forth in Section 3.03 of the Merger Agreement and those contemplated by this Agreement, no consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (a) for the grant by Obligors of the security interest granted hereby or for the execution, delivery, or performance of this Agreement by Obligors;
(b) for the perfection or maintenance of the security interest created hereby; or (c) for the exercise by the Secured Party of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

       (9) As of the Effective Date, there shall be no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

                                   SECTION 5.

                              FURTHER ASSURANCES.

       (1) Obligors agrees that from time to time, at its expense, Obligors will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any assignment or security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Obligors will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the assignment and security interest granted or purported to be granted hereby.
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       (2)    Obligors hereby authorize the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Obligors where permitted by law, including the real property record filings referred in subparagraph (4) below. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

       (3) Obligors will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

       (4) With respect to the interests of Obligor as lessee under the real estate leases (the "Leases") for the TOPC Restaurants and the security interest therein granted to Secured Party hereby, upon any Event of Default with respect to the Obligations (as "Event of Default" is defined in the Notes) all of Obligor's interest in such Leases shall without further action be assigned to Secured Party and Obligor's interests are assigned hereby. As Secured Party may reasonably request to perfect its security interest in and to receive an effective and valid assignment of the Leases or to perfect its security interest in and to the other Collateral, Obligor shall assist Secured Party in obtaining from the Lessors of the Leases such consents, waivers and assignments as are necessary to perfect and obtain the security interests and assignments granted hereunder. Obligors authorize Secured Party to file this Agreement in such form as is required by law on its behalf and on behalf of Obligor in the real property records where the property subject to the Leases is located.

                                   SECTION 6.

                         AS TO EQUIPMENT AND INVENTORY.

       (1) Obligors shall keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the existing locations for the TOPC Restaurants.

       (2) Obligors shall cause the Equipment to be maintained and preserved in the same condition, repair, and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. Obligors shall promptly furnish to the Secured Party a statement respecting any loss or damage to any of the Equipment.

       (3) Obligors shall pay promptly when due all property and other taxes, assessments, and governmental charges or levies imposed upon, and all claims (including claims for labor, materials, and supplies) against, the Equipment and Inventory.
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                                   SECTION 7.

                                   INSURANCE.

       Obligor shall, at its own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Secured Party from time to time.

                                   SECTION 8.

                           TRANSFERS AND OTHER LIENS.

       Obligors shall not without Secured Party's consent which may be withheld in his sole discretion, (a) sell, assign (by operation of law or otherwise), or otherwise dispose of, any of the Collateral, except Inventory and Equipment in the ordinary course of business, or (b) create or permit to exist any lien upon or with respect to any of the Collateral, except for the security interests under this Agreement and the security interests disclosed in the Merger Agreement or permitted thereby. Notwithstanding the foregoing, Obligors shall have the right, without the prior written consent of the Secured Party, to grant a junior security interest and lien in and to the Collateral to any person or entity in connection with financing which is directly related to the Additional Restaurants as disclosed in Section 3.02 of the Merger Agreement. Secured Party shall also subordinate his lien and security interest hereunder in favor of any bank or institution providing financing for the Additional Restaurants as provided in Section 3.02 of the Merger Agreement.

                                   SECTION 9.

                         PERFORMANCE BY SECURED PARTY.

       If Obligor fails to perform any agreement contained herein, the Secured Party may himself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by Obligors hereunder.

       Obligors hereby irrevocably appoint Secured Party as its attorney-in-fact, with full authority in the place and stead of Obligors and in the name of Obligors or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

       (1) To obtain and adjust insurance required to protect the Collateral;

       (2) To ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;
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       (3)    To receive, endorse, and collect any draft or other instruments, documents and chattel paper, in connection therewith;

       (4) To file any claims or take any action or institute any proceedings which the Secured Party may deem reasonably necessary for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any agreement constituting part of the Collateral; and

       (5) To file any additional filings relating to the security interest and assignments granted hereby including those referred to in Section 5 hereof and to enter into any agreements, consents and waivers as required with the owners of the real property represented by the Leases on behalf of Obligor.

       The powers conferred on the Secured Party hereunder are solely to protect his interests in the Collateral and shall not impose any duty upon him to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by him hereunder, the Secured Party shall have no duty as to any Collateral.

                                  SECTION 10.

                                   REMEDIES.

       If any Event of Default (as defined in the Notes) shall have occurred and shall not be cured as provided for in such Notes:

       (1) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (the "Code") (whether or not the code applies to the affected Collateral). Notice of sale shall be at least thirty (30) days notice to Obligors of the time and place of any public sale or the time after which any private sale is to be made. The parties agree that thirty (30) days' notice shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

       (2) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as Collateral, and/or then or any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations in such order as the Secured Party shall elect. Any surplus of such cash proceeds held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to Obligors or to whomsoever may be lawfully entitled to received such surplus.
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       (3)    The Secured Party may exercise any and all rights and remedies of
Obligors under or in connection with the any agreements constituting a part of or otherwise in respect of the Collateral, including, without limitation, any and all rights of Obligors to demand or otherwise require payment of any amount under, or performance of any provision of, any agreement constituting part of the Collateral. Secured Party or his agents shall have the right to take possession of and operate the TOPC Restaurants and to collect and receive the proceeds from such operations.

       (4) All payments received by Obligors under or in connection with any agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of Obligors and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement).

                                  SECTION 11.

                                 MISCELLANEOUS.

       (1) Indemnity. Obligors agree to indemnify the Secured Party from and against any and all claims, losses, and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, or liabilities resulting from the Secured Party's gross negligence or willful misconduct.

       (2) Expenses. Obligor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of their counsel and of any experts and agents, which the Secured Party may incur in connection with (a) the administration of this Agreement;
(b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral; (c) the exercise or enforcement of any of the rights of the Secured Party hereunder; or (d) the failure by Obligors to perform or observe any of the provisions hereof.

       (3) Modification of Obligations. As of the Effective Date and thereafter, all rights of the Secured Party and the assignment, and security interest hereunder, and all obligations of Obligors hereunder, shall be absolute and unconditional, irrespective of (i) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Merger Agreement, or the Security Documents or any other agreement relating thereto, (ii) any taking, exchange, release, or nonperfection of any other collateral, or any taking, release, or amendment or waiver of or consent to departure from any guaranty; for all or any of the Obligations, or (iii) any change, restructuring, or termination of the corporation structure or existence of Obligors or any of its subsidiaries.

       (4) Amendments; Etc. No amendment, modification, termination, or waiver of any provision of this Agreement, and no consent to any departure by Obligors herefrom, shall in
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any event be effective unless the same shall be in writing and signed by the
Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       (5) Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, and facsimile transmissions) and mailed or transmitted or delivered, if to Obligors, at its address, at 10777 Westheimer, Suite 1030, Houston, Texas 77042, Attention: President, and if to the Secured Party, at his address or, as to either party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall be effective when received.

       (6) Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (1) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under this Agreement, (2) be binding upon Obligor, its successors and assigns; and (3) inure to the benefit of, and be enforceable by, the Secured Party and his personal representatives, successors, transferees, and assigns. Without limiting the generality of the foregoing clause (3), the Secured Party may assign or otherwise transfer all or any portion of his rights and obligations under the Notes to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the assigning party herein or otherwise.

       (7) Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Texas.

       IN WITNESS WHEREOF, Obligors and Secured Party have executed this Agreement as of the date first above written.

                                     PASTA ACQUISITION CO.

                                     By:
                                        --------------------------------
                                     Name: Angelo Pitillo, President

THE ORIGINAL PASTA CO.

By:
   ------------------------------    -----------------------------------
GHULAM M. BOMBAYWALA, President      GHULAM M. BOMBAYWALA,
                                     Individually and as Secured Party